As Filed with the Securities and Exchange Commission on February 5, 2007

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
February 5, 2007
Date of Report (Date of Earliest Event Reported)
Capital Bancorp, Inc.
(Exact name of registrant as specified in its charter)
Tennessee
(State or other jurisdiction of
incorporation or organization)

000-51114	62-1848668
(Commission File Number)	(I.R.S. Employer Identification
Number)
1820 West End Avenue
Nashville, TN
(Address of principal executive offices)
37203
(Zip Code)
615-327-9000
(Registrant’s telephone number)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☑	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.
     On February 5, 2007, Renasant Corporation, a Mississippi corporation (“Renasant”), Renasant Bank, a Mississippi banking association, Capital Bancorp, Inc., a Tennessee corporation (“Capital”), and Capital Bank & Trust Company, a Tennessee banking association (“Capital Bank”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Capital will merge with and into Renasant (the “Merger”), with Renasant being the surviving corporation in the Merger. Immediately following the Merger, Capital Bank will be merged with and into Renasant Bank, with Renasant Bank being the surviving banking association in such merger.
     The Merger Agreement
     Under the terms of the Merger Agreement, which has been unanimously approved by the Boards of Directors of both Renasant and Capital, at the effective time of the Merger, each outstanding share of Capital’s common stock (other than treasury shares and shares held by Capital stockholders who have exercised and maintained their dissenter’s rights) will be converted into the right to receive either (i) $38.00 in cash, (ii) 1.2306 shares (the “Exchange Ratio”) of Renasant common stock or (iii) a combination of 40% cash, in the amount listed above, and 60% Renasant common stock, at the Exchange Ratio listed above. Each stockholder of Capital will be entitled to elect the type of merger consideration he or she wishes to receive for his or her shares of Capital common stock, subject to an overall limitation that the aggregate stock consideration shall be no more than 65% and no less than 60% of the total merger consideration received by Capital stockholders. The Merger is intended to qualify as a tax-free reorganization with respect to the portion of the merger consideration received as shares of Renasant common stock. Outstanding options to purchase Capital common stock granted under Capital’s equity plans will be automatically converted into options to purchase Renasant common stock, except that (i) the per share exercise price of such options will be adjusted by dividing such exercise price by the Exchange Ratio and (ii) the number of shares subject to such options will be adjusted by multiplying such number of shares by the Exchange Ratio.
     Renasant and Capital have made customary representations, warranties and covenants in the Merger Agreement, including, among others, representations regarding financial statements, liabilities, employee benefit matters, intellectual property and environmental matters, and covenants (i) to conduct their respective businesses in the ordinary course during the interim period between the execution of the Merger Agreement and the consummation of the Merger, (ii) not to engage in certain kinds of transactions during such interim period, (iii) not to solicit proposals relating to alternative business combination transactions, or (iv) subject to certain exceptions, not to enter into discussions or negotiations or provide confidential information in connection with any proposals for alternative business combination transactions. In addition, subject to applicable fiduciary duties, Capital has agreed to convene a special meeting of Capital stockholders to consider the approval of the Merger and the adoption of the Merger Agreement, and Capital’s Board of Directors has agreed to recommend that Capital stockholders adopt and approve the Merger Agreement and the Merger.

     Consummation of the Merger is subject to various conditions, including (i) requisite approval of the Merger from the holders of Capital common stock, (ii) receipt of regulatory approvals and (iii) the absence of any law or order prohibiting the consummation of the Merger. In addition, each party’s obligation to consummate the Merger is subject to certain other conditions, including (i) the accuracy of the representations and warranties of the other party, (ii) compliance by the other party with its covenants in all material respects, (iii) the delivery of an opinion from counsel to Renasant relating to the U.S. federal income tax treatment of the Merger, (iv) the redemption of the rights issued to Capital stockholders under Capital’s Rights Agreement and (v) the approval for listing on the NASDAQ Global Select Market, subject to notice of issuance, of the Renasant common stock to be issued to holders of Capital common stock.
     The Merger Agreement also provides for termination rights of both Renasant and Capital under specified circumstances. Further, upon termination of the Merger Agreement under particular circumstances set forth in the Merger Agreement, Capital is required to pay Renasant a termination fee in the amount of $5,000,000.
     The Merger Agreement is the contractual document that establishes and governs the legal relations among the parties thereto with respect to the Merger. The Merger Agreement is not intended to be a source of financial, business or operational information about Renasant or Capital. As described above, the Merger Agreement contains representations and warranties that Renasant and Capital have made to each other as of the date of the Merger Agreement or as of other specific dates. Such representations and warranties are not intended to amend, supplement or supersede any statement contained in any reports or documents filed by Renasant or Capital with the Securities and Exchange Commission. The statements embodied in those representations and warranties were made solely for purposes of the Merger Agreement and are subject to important qualifications and limitations agreed to in connection with negotiating the Merger Agreement. In particular, the representations and warranties are qualified by information in confidential disclosure schedules delivered in connection with the Merger Agreement. These disclosure schedules are not filed publicly. In addition, the representations and warranties made in the Merger Agreement may be subject to a contractual standard of materiality different from what an investor might view as material, or they may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, investors should not rely on the representations and warranties as accurate or complete characterizations of the actual state of facts as of any specified date.
     The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and incorporated herein by reference.
     Lock-Up Agreements
     Under the Merger Agreement, no later than 10 days after the execution of such agreement, the existing directors of Capital and Capital Bank are required to enter into lock-up agreements with Renasant pursuant to which each such director agrees (i) to vote his or her shares of Capital common stock in favor of the adoption and approval of the Merger Agreement and the Merger and (ii) to refrain from transferring his or her shares of Capital common stock prior to the vote on the Merger Agreement and the Merger by Capital stockholders. Under the lock-up agreements, the non-employee directors of Capital and Capital Bank will also agree to certain non-competition covenants covering the two-year period following the consummation of the Merger.
     As of February 5, 2007, directors who own approximately 21.64% of the outstanding common stock of Capital in the aggregate have signed lock-up agreements. Renasant and Capital expect that the remaining Capital and Capital Bank directors will execute lock-up agreements within the aforementioned 10-day period. When all Capital and Capital Bank directors have executed lock-up agreements, approximately 27.96% of the outstanding common stock of Capital will be subject to lock-up agreements.
     A copy of the form of such lock-up agreements are included as part of the Merger Agreement filed as Exhibit 2.1 to this Form 8-K.
     Employment Agreements
     In connection with the consummation of the Merger, R. Rick Hart, the president and chief executive officer of Capital, will enter into an employment agreement with Renasant pursuant to which Mr. Hart will be employed as the President of the Tennessee Division of Renasant Bank. In addition, John W. Gregory, Jr., the executive vice president and chief operating officer of Capital, will enter into an employment agreement with Renasant Bank pursuant to which Mr. Gregory will be employed as an Executive Vice President of Renasant Bank. Under these employment agreements, Messrs. Hart and Gregory will also agree to certain non-competition and non-solicitation covenants covering the one-year period following their termination of employment with Renasant or Renasant Bank, as applicable.
     Copies of the employment agreements are included as part of the Merger Agreement filed as Exhibit 2.1 to this Form 8-K.
     Additional Information About the Transaction
     In connection with the proposed merger, Renasant and Capital intend to file relevant materials with the Securities and Exchange Commission, including a registration statement on Form S-4 that will contain a proxy statement/prospectus. This proxy statement/prospectus will be mailed to the shareholders of Capital. INVESTORS AND SECURITY HOLDERS OF CAPITAL ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RENASANT, CAPITAL AND THE PROPOSED MERGER. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Renasant or Capital with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by Renasant by directing a written request to Renasant Corporation, 209 Troy Street, Tupelo, Mississippi 38802 Attention: Investor Relations, and free copies of the documents filed with the SEC by Capital by directing a written request to Capital Bancorp, Inc., 1816 Hayes Street, Nashville, Tennessee 37203.

     Renasant, Capital and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the shareholders of Capital in connection with the proposed transaction. Information about the directors and executive officers of Renasant is set forth in the proxy statement for Renasant Corporation’s 2006 annual meeting of shareholders, as filed with the SEC on March 9, 2006. Information about the directors and executive officers of Capital is set forth in the proxy statement for Capital Bancorp, Inc.’s 2006 annual meeting of shareholders, as filed with the SEC on April 13, 2006. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus when it becomes available.
     Forward Looking Statements
     This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the expected benefits of the transaction between Renasant and Capital and between Renasant Bank and Capital Bank, including future financial and operating results, cost savings, enhanced revenues and the expected market position of the combined company that may be realized from the transaction, and (ii) Renasant and Capital’s plans, objectives, expectations and intentions and other statements contained in this current report that are not historical facts. Other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects” or words of similar meaning generally are intended to identify forward-looking statements. These statements are based upon the current beliefs and expectations of Renasant’s and Capital’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from those indicated or implied in the forward-looking statements.
     The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Renasant and Capital may not be integrated successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the expected growth opportunities or costs savings from the transaction may not be fully realized or may take longer to realize than expected; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including difficulties in maintaining relationships with employees, may be greater than expected; (5) governmental approvals of the transaction may not be obtained on the proposed terms or expected timeframe; (6) Capital’s shareholders may fail to approve the transaction; (7) a weakening of the economies in which the combined company will conduct operations may adversely affect our operating results; (8) the U.S. legal and regulatory framework could adversely affect the operating results of the combined company; (9) the interest rate environment may compress margins and adversely affect net interest income; and (10)

competition from other financial services companies in our markets could adversely affect operations. Additional factors that could cause Renasant’s and Capital’s results to differ materially from those described in the forward-looking statements can be found in Renasant’s and Capital’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC’s website (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning Renasant, Capital or the proposed merger or other matters and attributable to Renasant, Capital or any person acting on either of their behalf are expressly qualified in their entirety by the cautionary statements above. Renasant and Capital do not undertake any obligation to update any forward-looking statement, whether written or oral, to reflect circumstances or events that occur after the date the forward-looking statements are made.
Item 8.01. Other Events.
     On February 5, 2007, Capital issued a press release announcing the execution of the Merger Agreement. The press release is filed as Exhibit 99.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (d) The following exhibits are filed herewith:

Exhibit No.	Description

2.1	Agreement and Plan of Merger By and Among Renasant Corporation, Renasant Bank, Capital Bancorp, Inc. and Capital Bank & Trust Company, dated as of February 5, 2007.

99.1	Press release dated February 5, 2007 issued by Capital Bancorp, Inc. announcing the entry into the definitive merger agreement.

Signatures
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPITAL BANCORP, INC.
Date: February 5, 2007	By :	/s/ R. Rick Hart
R. Rick Hart, Chairman, President and CEO